UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2023
 ____________________________________

WASHINGTON FEDERAL INC
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On November 14, 2022, Washington Federal, Inc., a Washington corporation (“Washington Federal”), announced that it had entered into an Agreement and Plan of Reorganization, dated as of November 13, 2022 (the “Merger Agreement”), with Luther Burbank Corporation, a California corporation (“LBC” or “Luther Burbank”). Pursuant to the terms of the Merger Agreement, LBC will be merged with and into Washington Federal (the “Corporate Merger”), with Washington Federal as the surviving institution, promptly followed by the merger of LBC’s wholly-owned bank subsidiary, Luther Burbank Savings, with and into Washington Federal Bank, dba WaFd Bank, the wholly-owned bank subsidiary of Washington Federal (“WaFd Bank”), with WaFd Bank as the surviving institution (the “Bank Merger”). The Corporate Merger and the Bank Merger are collectively referred to in this Current Report on Form 8-K (this “Form 8-K”) as the “Proposed Transaction.”

This Form 8-K supplements disclosures included in the joint proxy statement/prospectus (the “joint proxy statement/prospectus”) filed by Washington Federal with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2023. Washington Federal and LBC mailed the joint proxy statement/prospectus to their respective shareholders on or about March 29, 2023. The information contained in this Form 8-K is incorporated by reference into the joint proxy statement/prospectus and should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information in this Form 8-K differs from or updates information contained in the joint proxy statement/prospectus, the information contained in this Form 8-K supersedes the information contained in the joint proxy statement/prospectus. Capitalized terms used in this Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the joint proxy statement/prospectus.

Certain Unaudited Prospective Financial Estimates

Washington Federal and Luther Burbank do not, as a matter of course, publicly disclose forecasts or internal projections as to their future performance, revenues, earnings, financial condition or other results given, among other reasons, the inherent uncertainty of the underlying assumptions and estimates, other than, from time to time, estimated ranges of certain financial measures for the current year and certain future years in their respective earnings conference calls, investor conference presentations and other investor materials.

However, in connection with the Proposed Transaction, Washington Federal management prepared or approved for use certain unaudited prospective financial estimates (which we refer to collectively as the “prospective financial estimates”) with respect to Washington Federal and Luther Burbank on a standalone basis and without giving effect to the Proposed Transaction (except as expressly described in the joint proxy statement/prospectus with respect to potential cost savings and synergies). The prospective financial estimates prepared by Washington Federal management were provided to and used by KBW (Washington Federal’s financial advisor) for the purpose of performing financial analyses in connection with its opinion, as described in this joint proxy statement/prospectus under the headings “The Merger—

Opinion of Washington Federal’s Financial Advisor” beginning on page 58, and for review by the board of directors of Washington Federal in connection with its evaluation of the Proposed Transaction.

KBW was directed by Washington Federal’s management to use in its analysis (i) publicly available mean consensus “street estimates” (as adjusted by Washington Federal’s management) for Luther Burbank’s net income for the years ending September 30, 2023 and September 30, 2024 of $43.9 million and $42.3 million, respectively, as discussed with Washington Federal’s management and (ii) long-term annual Luther Burbank earnings growth rates of 20.0% for the years ending September 30, 2025 and September 30, 2026, 15.0% for the year ending September 30, 2027 and 5.0% for the year ending September 30, 2028, as provided by and discussed with Washington Federal’s management. The Luther Burbank prospective financial estimates were shown with a fiscal year-end on September 30th so as to align with Washington Federal’s fiscal year.

KBW was directed by Washington Federal’s management to use in its analysis (i) publicly available mean consensus “street estimates” for Washington Federal’s net income for the fiscal years ending September 30, 2023 and September 30, 2024 of $280.0 million and $267.8 million, respectively, as discussed with Washington Federal’s management and (ii) a long-term annual Washington Federal earnings growth rate for the fiscal years ending September 30, 2025 through September 30, 2028 of 5.0%, as provided by and discussed with Washington Federal’s management.

The prospective financial estimates were prepared in good faith and on a reasonable basis based on the best information available to the preparers at the time of their preparation. However, there can be no assurance that the forecasts or projections will be realized, and actual results may vary materially from those forecasted in the prospective financial estimates. Neither Washington Federal nor Luther Burbank endorses the prospective financial estimates as necessarily predictive of actual future results.

Furthermore, although presented with numerical specificity, the prospective financial estimates reflect numerous estimates and assumptions made by Washington Federal management at the time such prospective financial estimates were prepared or approved for KBW to use. The prospective financial estimates represent Washington Federal’s management’s evaluation of Washington Federal’s expected future financial performance on a stand-alone basis and Luther Burbank’s expected future financial performance on a stand-alone basis, without reference to the Proposed Transaction. In addition, since the prospective financial estimates cover multiple years, such projections by their nature become subject to greater uncertainty with each successive year. These and the other estimates and assumptions underlying the prospective financial estimates involve judgments with respect to, among other things, economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which Washington Federal and Luther Burbank operate and the risks and uncertainties described under “Risk Factors” beginning on page 25 of the joint proxy statement/prospectus and “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 34 of the joint proxy statement/prospectus and in the reports that Washington Federal and Luther Burbank file with the SEC from time to time, all of which are difficult to predict and many of which are outside the control of Washington Federal and Luther Burbank and will be beyond the control of Washington Federal following the completion of the Proposed Transaction. There can be no assurance that the underlying assumptions or projected results will be realized, and actual results could differ materially from those reflected in the prospective financial estimates, whether or not the Proposed Transaction is completed. Further, these assumptions do not include all potential actions that the management of Washington Federal or Luther Burbank could or might have taken during these time periods. The inclusion in this Current Report on Form 8-K or in the joint proxy statement/prospectus of the prospective financial estimates above should not be regarded as an indication that Washington Federal or its board of directors or advisors considered, or now consider, these prospective financial estimates to be material information to any Washington Federal shareholders or Luther Burbank shareholders, as the case may be, particularly in light of the inherent risks and uncertainties associated with such prospective financial estimates.

This information should not be construed as financial guidance and it should not be relied on as such. This information was prepared solely for internal use and is subjective in many respects and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The prospective financial estimates are not facts and should not be relied upon as necessarily indicative of actual future results. The prospective financial estimates also reflect numerous variables, expectations and assumptions available at the time it was prepared as to certain business decisions that are subject to change. Except as expressly described in the joint proxy statement/prospectus, the prospective financial estimates do not take into account any circumstances or events occurring after the date they were prepared, including the transactions contemplated by the Merger Agreement or the possible financial and other effects on Washington Federal or Luther Burbank of the Proposed Transaction, and do not attempt to predict or suggest actual future results of the combined company following the completion of the Proposed Transaction or give effect to the Proposed Transaction, including the effect of negotiating or executing the Merger Agreement, the costs that may be incurred in connection with consummating the Proposed Transaction, the potential synergies that may be achieved by the combined company as a result of the Proposed Transaction, the effect on Washington Federal or Luther Burbank of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the Proposed Transaction. Further, the prospective financial estimates do not take into account the effect of any possible failure of the Proposed Transaction to occur. No assurances can be given that if the prospective financial estimates and the underlying assumptions had been prepared as of the date of this Form 8-K or the joint proxy statement/prospectus, similar assumptions would be used. In addition, the prospective financial estimates may not reflect the manner in which the combined company would operate after the Proposed Transaction.

The prospective financial estimates were prepared separately using, in some cases, different assumptions, and are not intended to be added together. Adding the prospective financial estimates together for the two (2) companies is not intended to represent the results the combined company will achieve if the Proposed Transaction is completed and is not intended to represent forecasted financial information for the combined company if the Proposed Transaction is completed.

By including in this Form 8-K a summary of the prospective financial estimates, neither Washington Federal nor its representatives has made or makes any representation to any person regarding the ultimate performance Washington Federal nor Luther Burbank compared to the information contained in the prospective financial estimates. Washington Federal undertakes no obligation to update or otherwise revise the prospective financial estimates to reflect circumstances existing since their preparation or to reflect the occurrence of subsequent or unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions.

The prospective financial estimates summarized in this Form 8-K are not being included in order to induce any Washington Federal shareholder to vote in favor of the Washington Federal proposals set forth in the joint proxy statement/prospectus or to induce any Luther Burbank shareholder to vote in favor of any of the Luther Burbank proposals set forth in the joint proxy statement/prospectus.
The prospective financial estimates provided below were not prepared for the purpose of, or with a view toward, public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial estimates, published guidelines of the SEC regarding forward-looking statements or generally accepted accounting principles.

Subject to the above, the prospective financial estimates included in this Form 8-K have been provided by Washington Federal’s management as described in this Form 8-K. Neither Deloitte & Touche LLP (the independent registered public accounting firm of Washington Federal), nor Crowe LLP (the independent registered public accounting firm of Luther Burbank) nor any other independent registered public accounting firm has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the prospective financial estimates and, accordingly, neither Deloitte & Touche LLP nor Crowe LLP expresses an opinion or any other form of assurance with respect thereto or its achievability and assumes no responsibility for the prospective financial estimates and disclaims any association with the prospective financial estimates. The reports by Deloitte & Touche LLP and Crowe LLP incorporated by reference in the joint proxy statement/prospectus relate to Washington Federal’s and Luther Burbank’s previously issued financial statements. They do not extend to the prospective financial estimates and should not be read to do so.

In light of the foregoing, and taking into account that the Washington Federal special meeting and the Luther Burbank special meeting and will be held several months after the financial forecasts were prepared, as well as the uncertainties inherent in any forecasted information, Washington Federal shareholders and Luther Burbank shareholders are strongly cautioned not to place unwarranted reliance on such information, and Washington Federal urges all Washington Federal shareholders and Luther Burbank shareholders to review Washington Federal’s and Luther Burbank’s respective most recent SEC filings for descriptions of Washington Federal’s and Luther Burbank’s respective reported financial results. See the section entitled “Where You Can Find More Information” beginning on page 151 of the joint proxy statement/prospectus.

Threatened Litigation

Following the announcement of the Proposed Transaction and prior to the filing of this Form 8-K, counsel for Washington Federal received two demand letters (the “Demand Letters”), each from a law firm representing a purported Washington Federal shareholder. The Demand Letters generally allege that the joint proxy statement/prospectus omits material information with respect to the Proposed Transaction. The Demand Letters seek additional disclosures in an amendment or supplement to the joint proxy statement/prospectus.

Washington Federal believes the allegations set forth in the Demand Letters are without merit, that the disclosures made to date, including in the joint proxy statement/prospectus, are materially truthful and do not omit any material information. In particular, Washington Federal does not believe the additional disclosures sought by the Demand Letters to be material or required.

Nothing in this Form 8-K shall be deemed to be an admission of the merits of any claims asserted in the Demand Letters or of legal necessity or materiality under applicable laws of any of the disclosures set forth herein, all of which are denied expressly by Washington Federal.

Forward-Looking Statements

This Form 8-K, the joint proxy statement/prospectus and the documents that we incorporate by reference therein contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Washington Federal and Luther Burbank. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Washington Federal’s and Luther Burbank’s current expectations and assumptions regarding Washington Federal’s and Luther Burbank’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Washington Federal’s or Luther Burbank’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement, the outcome of any legal proceedings that may be instituted against Washington Federal or Luther Burbank, delays in completing the Proposed Transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Proposed Transaction) and shareholder approvals or to satisfy any of the other conditions to the Proposed Transaction on a timely basis or at all, the possibility that the anticipated benefits of the Proposed Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Washington Federal and Luther Burbank do business, the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Proposed Transaction, the ability to complete the Proposed Transaction and integration of Washington Federal and Luther Burbank successfully, and the dilution caused by Washington Federal’s issuance of additional shares of its capital stock in connection with the Proposed Transaction. Except to the extent required by applicable law or regulation, each of Washington Federal and Luther Burbank disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Washington Federal, Luther Burbank and factors which could affect the forward-looking statements contained herein can be found in WAFD’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 and its other filings with the SEC and in Luther Burbank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC.

Washington Federal and Luther Burbank specifically disclaim any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Important Other Information

INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain the joint proxy statement/prospectus and any other documents Washington Federal has filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing Washington Federal’s website at www.wafdbank.com under the “Investor Relations” section. Investors and security holders will be able to obtain the documents, and any other documents Luther Burbank has filed with the SEC, free of charge at the SEC’s website, www.sec.gov or by accessing Luther Burbank’s website at www.lutherburbanksavings.com under the “About Us/Investor Relations/Financials/SEC Filings” section. In addition, documents filed with the SEC by Washington Federal or by Luther Burbank will be available free of charge (1) by writing Washington Federal at 425 Pike Street, Seattle, Washington 98101, Attention: Investor Relations or by telephone at (206) 624-7930, or (2) by writing Luther Burbank at 520 Third Street, 4th floor, Santa Rosa, CA 95401, Attention: Investor Relations or by telephone at (844) 446-8201.

Before making any voting or investment decision, shareholders of Washington Federal and Luther Burbank are urged to read carefully the entire registration statement and joint proxy statement/prospectus, including any amendments thereto, because they will contain important information about the Proposed Transaction, Washington Federal and Luther Burbank. Free copies of these documents may be obtained as described above.

The directors, executive officers and certain other members of management and employees of Washington Federal may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction from the shareholders of Washington Federal. Information about the directors and executive officers of Washington Federal is included in Washington Federal’s proxy statement for its 2022 Annual Meeting of Shareholders, which was filed with the SEC on December 20, 2022. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Proposed Transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed acquisition. Free copies of this document may be obtained as described above.

The directors, executive officers and certain other members of management and employees of Luther Burbank may also be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction from the shareholders of Luther Burbank. Information about Luther Burbank’s directors and executive officers is included in Luther Burbank's Annual Report on Form 10-K for the year ended December 31, 2022, which was filed on February 22, 2023.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 18, 2023	WASHINGTON FEDERAL, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

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